EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of TETRAGENEX PHARMACEUTICALS, INC. (the "Company") on Form 10-KSB for the period ending December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Martin F. Schacker, Co-Chief Executive Officer, certify, pursuant to 18 U.S.C.ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          TETRAGENEX PHARMACEUTICALS, INC.


                                          By:    /s/ Martin F. Schacker
                                                 -------------------------------
                                                 Martin F. Schacker
                                                 Co-Chief Executive Officer

                                          May 14, 2008